UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): March 30, 2012

DEEP WELL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 30, 2012, Deep Well Oil & Gas, Inc. (the “Company”) issued a press release announcing that its wholly-owned Canadian subsidiaries Northern Alberta Oil Ltd. and Deep Well Oil & Gas (Alberta) Ltd., have acquired a report prepared by DeGolyer & MacNaughton Canada Limited (D&M) a qualified and independent reserves evaluator estimating the Company’s oil sands reserves and resources from the working interests held by the Company's subsidiaries in the Peace River Oil Sands area of Alberta, Canada. The press release includes probable and possible reserves (on a net basis) and the Company’s estimates of Contingent and Prospective resources, each calculated in accordance with the “Petroleum Resource Management System (PRMS)” the standard applied in the United States.

The information disclosed in this report on Form 8-K, including Exhibit 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. By filing this report on Form 8-K, the Company does not acknowledge that disclosure of this information furnished under this Item 7.01, Exhibit 99.1 and 99.2 is required by Regulation FD or that the information was material or non-public before the disclosure. As of January 1, 2010, the Securities and Exchange Commission (“SEC”) changed its rules to permit oil and gas companies, in their filings with the SEC, to disclose on a voluntary basis probable reserves and possible reserves. Probable reserves include those additional reserves that a company believes are as likely as not to be recovered and possible reserves include those additional reserves that are less certain to be recovered than probable reserves. In addition, Statements relating to "reserves" or “contingent resources” or “prospective resources” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves, contingent resources or prospective resources described exist in the quantities predicted or estimated, and can be profitably produced in the future. Investors are cautioned not to assume that any part or all of the probable or possible reserves, contingent resources or prospective resources described herein will ever be converted to proved reserves.

Item 9.01	Financial Statements and Exhibits.

Attached as Exhibit 99.1 and 99.2, which are incorporated herein by reference, to this report on Form 8-K is the Company’s press release issued on March 30, 2012 announcing the report prepared by DeGolyer & MacNaughton Canada Limited estimating the Company’s oil sands reserves and resources and a letter dated March 30, 2012 from DeGolyer & MacNaughton Canada Limited confirming the information released in the press release attached as Exhibit 99.1.

(a) Financial Statements

Not Applicable.

(d) Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
99.1	Press Release
99.2	Letter from DeGolyer & MacNaughton Canada Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: March 30, 2012	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
President and CEO